Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]

Note 12—Subsequent Events

Purchases

430 West 15th Street—New York, NY

On February 1, 2016, the Account purchased the leasehold interest in a 98,087 square foot, eight-story office property located in New York, New York for $108.4 million. At the time of purchase, the property was 100% leased.

Sales

Residences at Rivers Edge—Medford, MA

On February 12, 2016, the Account sold a multi-family property located in Medford, Massachusetts for a net sales price of $89.4 million, resulting in a realized gain of $8.2 million from the sale, the majority of which had been previously recognized as unrealized gains in the Account’s consolidated statements of operations. The Account’s cost basis in the property at the date of sale was $81.2 million.